Nonqualified Stock Option Agreement
             (Officer Participants In the Executive Retirement Plan)

         THIS STOCK OPTION AWARD AGREEMENT (the "Agreement") is made and entered into this <<Date>> (the "Grant Date"), between Applebee's International, Inc., a Delaware corporation (the "Corporation"), and <<Name>> (the "Holder") in connection with the grant of a
          Nonqualified Stock Option under the APPLEBEE'S INTERNATIONAL,
            INC. AMENDED AND RESTATED 1995 EQUITY INCENTIVE PLAN (the
                                    "Plan").

                                   WITNESSETH:

WHEREAS, the Holder is either an employee of the Corporation or one of its Affiliates in a key position or a director of the Corporation or one of its Affiliates and the Corporation desires to encourage him to own Shares and to give him added incentive to advance the interests of the Corporation through the Plan and desires to grant the Holder a Nonqualified Stock Option to purchase Shares under terms and conditions established by the Board of Directors.

NOW, THEREFORE, in consideration of these premises, the parties agree that the following, along with the terms and conditions set forth in the Plan, shall constitute the Agreement between the Corporation and the Holder:

       1. Definitions. Capitalized terms used in this Agreement but not defined herein shall have the meaning set forth in the Plan. In addition, the following terms shall have the meanings specified below:

              1.1 "Retirement" shall mean the satisfaction of all conditions necessary for the Holder to become entitled to receive benefits under the Corporation's Executive Retirement Plan.

              1.2 "Securities Act" shall mean the Securities Act of 1933, as amended.

       2. Grant of Nonqualified Stock Option. Subject to the terms and conditions set forth herein and in the Plan, the Corporation grants to the Holder a Nonqualified Stock Option to purchase from the Corporation during the period ending <<Term>> years from the Grant Date <<Number_of_shares>> Shares at a price of
              <<Grant_Price>>  per share,  subject to  adjustment as provided in the Plan. This Nonqualified Stock Option shall vest and become exercisable in full on and after <<Vesting_Date>> and, except as specifically provided otherwise herein or in the Plan, not before such date.

       3. Notice of Exercise. This Nonqualified Stock Option may be exercised in whole or in part, from time to time, in accordance with Paragraph 2, by written notice to the Corporation at the address provided in Paragraph 14, which notice shall:

              (a) specify the number of Shares to be purchased and the Exercise Price to be paid therefor;

              (b) if the person exercising this Nonqualified Stock Option is not the Holder himself, contain or be accompanied by evidence satisfactory to the Committee of such person's right to exercise this Nonqualified Stock Option; and

              (c) be accompanied by payment in full of the Exercise Price in a form permitted by the Committee.

       4. Investment Letter. The Holder agrees that the Shares acquired on exercise of this Nonqualified Stock Option shall be acquired for his own account for investment only and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act, or other applicable securities laws. If the Board of Directors or Committee so determines, any stock certificates issued upon exercise of this Nonqualified Stock Option shall bear a legend to the effect that the shares have been so acquired. The Corporation may, but in no event shall be required to, bear any expenses of complying with the Securities Act, other applicable securities laws or the rules and regulations of any national securities exchange or other regulatory authority in connection with the registration, qualification, or transfer, as the case may be, of this Nonqualified Stock Option or any Shares acquired upon the exercise thereof. The foregoing restrictions on the transfer of the Shares shall be inoperative if (a) the Corporation previously shall have been furnished with an opinion of counsel, satisfactory to it, to the effect that such transfer will not involve any violation of the Securities Act or other applicable laws or (b) the Shares shall have been duly registered in compliance with the Securities Act and other applicable securities laws. If this Nonqualified Stock Option is registered under the Securities Act, the Holder agrees that he will not make a public offering of the said shares except on a national securities exchange on which the Shares of the Corporation is then listed.

       5. Transfer and Exercise of Nonqualified Stock Option. The Committee may, in its discretion, authorize all or a portion of this Nonqualified Stock Option to be transferred by the Holder, without value, to or for the benefit of (i) the Holder's Immediate Family Members (as defined below), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership, limited liability company, or other business entity in which the Holder's Immediate Family Members are the only holders of ownership interests in such business entity; provided that (x) such transfers are subject to any limits or restrictions as the Committee may establish from time to time, (y) subsequent transfers of this Nonqualified Stock Option, or any portion thereof, shall be prohibited except transfers by will or in accordance with the laws of descent and distribution, and (z) following transfer, this Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for the purposes of this Agreement, the term "Holder" shall be deemed to refer to the transferee. The foregoing right to transfer this Nonqualified Stock Option shall apply to the right to consent to amendments to this Agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Nonqualified Stock Option. The term "Immediate Family Members" shall mean the Holder's spouse, parents, children, stepchildren, sisters, brothers, and grandchildren, including those relationships resulting from adoption, and shall also include the Holder. The event of a Termination of Service shall continue to be applied with respect to the original Holder, following which the Nonqualified Stock Option shall be exercisable by the transferee only to the extent, and for the periods, specified herein. Neither the Committee nor the Company shall have any obligation to provide notice to a transferee of termination of this Nonqualified Stock Option under the terms of this Agreement.

       6. Issue of Shares. The Corporation shall not be required to issue or transfer any certificates for Shares purchased upon exercise of this Nonqualified Stock Option until all applicable requirements of law have been complied with and such shares shall have been duly listed on any securities exchange on which the Shares may then be listed.

       7. No Effect on Capital Structure. This Nonqualified Stock Option shall not affect the right of the Corporation or any Affiliate thereof to reclassify, recapitalize or otherwise change its capital or debt structure or to merge, consolidate, convey any or all of its assets, dissolve, liquidate, windup, or otherwise reorganize.

       8. Expiration of Nonqualified Stock Option. This Nonqualified Stock Option expires <<Term>> years from the date hereof. In the event of a Termination of Service of the Holder prior to the expiration of this Nonqualified Stock Option, the following rules shall apply:

              (a) Termination of Employment - Other than Disability, Death or Retirement. If there is a Termination of Service of the Holder for a reason other than the Holder's death, Disability or Retirement, the portion, if any, of this Nonqualified Stock Option that remains unexercised, shall terminate and cease to be exercisable ninety (90) days after the date of such Termination of Service and that portion, if any, that pursuant to this Agreement is not yet exercisable on such date, shall terminate and cease to be exercisable as of such date.

              (b)    Termination  of  Employment  -  Disability.  If  there is a
                     Termination   of   Service  of  the  Holder  by  reason  of
                     Disability,    this   Nonqualified   Stock   Option   shall
                     immediately vest in full, and the Holder shall have the right for three (3) years after the date of Termination of Service to exercise this Nonqualified Stock Option, and thereafter, this Nonqualified Stock Option shall terminate and cease to be exercisable.

              (c) Termination of Employment - Death. If there is a Termination of Service of the Holder by reason of death, this Nonqualified Stock Option shall immediately vest in full, and shall be exercisable by the Holder's legal representatives, legatees, or distributes for three (3) years following the date of the Termination of Service, and thereafter this Nonqualified Stock Option shall terminate and cease to be exercisable.

              (d)    Termination  of  Employment  -  Retirement.  If  there is a
                     Termination   of   Service  of  the  Holder  by  reason  of
                     Retirement, the vesting and exercisability of this Nonqualified Stock Option shall be determined under the Applebee's International, Inc. Executive Retirement Plan.

       9. Change in Control. The effect of a Change in Control shall be as set forth in either the Change in Control and Noncompete Agreement entered into between the Holder and the Corporation, or, in the event Holder has not entered into a Change in Control and Noncompete Agreement, the Holder's employment agreement with the Corporation. In the event the Holder has not entered into either a Change in Control and Noncompete Agreement or an employment agreement with the Corporation (or Holder has entered into an agreement but such agreement does not address the effect of a Change in Control on this Agreement), the effect of a Change in Control shall be as set forth in the Plan.

       10. Right of Set-off. By accepting this agreement, Holder consents to a deduction from any amounts the Corporation owes Holder from time to time (including amounts owed to Holder as wages or other compensation, fringe benefits, or vacation pay), to the extent of the amounts owed by Holder to the Corporation hereunder. Whether or not the Corporation elects to make any set-off in whole or in part, if the Corporation does not recover by means of set-off the full amount owed it by Holder, calculated as set forth above, Holder agrees to pay immediately in cash the unpaid balance to the Corporation.

       11. Committee Discretion. Holder may be released from its obligations under paragraph 10 above only if the Committee determines in its sole discretion that such action is in the best interests of the Corporation.

       12. Committee Authority. Any questions concerning the interpretation of this Agreement or the Plan, and any controversy which arises under this Agreement or the Plan shall be settled by the Committee in its sole discretion.

       13. Plan Controls. The terms of this Agreement are governed by the terms of the Plan and in the case of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

       14. Notice. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date which it was personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Corporation or Holder may change, at any time and from time to time, by written notice to the other, the address previously specified for receiving notices. Until changed in accordance herewith, the Corporation and the Holder specify their respective addresses as set forth below:

                  Corporation:      APPLEBEE'S INTERNATIONAL, INC.
                                    4551 W. 107TH STREET
                                    OVERLAND PARK, KS 66207

                  Holder:            <<ALL_Caps_Name>>
                                    4551 W. 107TH STREET
                                    OVERLAND PARK, KS 66207

       15. Information Confidential. As partial consideration for the granting of this Nonqualified Stock Option, the Holder agrees that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan, provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax and financial advisors, or to a financial institution of the extent that such information is necessary to secure a loan.

       16. Governing Law. Where applicable, the provisions of this Agreement shall be governed by the contract law of the State of Kansas.

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed and the Holder has hereunto set his hand on the day and year first above written.

                                     APPLEBEE'S INTERNATIONAL, INC.


                                     Name:
                                          --------------------------------------
                                     Name:    Lloyd L. Hill
                                     Title:   Chairman & Chief Executive Officer



                                     Holder


                                     -------------------------------------------
                                 Name: <<Name>>